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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                (Date of earliest event reported): June 27, 2002



                              GLYKO BIOMEDICAL LTD.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)



             Canada                      000-21994                98-0195569
-------------------------------------------------------------------------------
(State or Other Jurisdiction of         (Commission             (IRS Employer
         Incorporation)                File Number)          Identification No.)


     199 Bay Street, Suite 2800
      Toronto, Ontario, Canada                                        M5L 1A9
----------------------------------------                            ------------
(Address of Principal Executive Offices)                             (Zip Code)



       Registrant's telephone number, including area code: (415) 884-6700



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Item 5. OTHER EVENTS.

     On June 27, 2002, Glyko Biomedical Ltd. announced that the special meeting of its shareholders, originally scheduled to be held on May 31, 2002, will be held on August 15, 2002 at 10:00 a.m. local time at the offices of Blake, Cassels & Graydon LLP, Commerce Court West, 199 Bay Street, Suite 2300, Toronto, Ontario. The record date for the determination of the holders of Glyko Biomedical common shares entitled to receive notice of and vote at the special meeting will be as of the close of business on July 4, 2002.

     A copy of Glyko's press release is attached hereto as EXHIBIT 99.1.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not Applicable

          (b) PRO FORMA FINANCIAL INFORMATION. Not Applicable

          (c) EXHIBITS.


EXHIBIT NO.   DESCRIPTION

  99.1        Press Release dated as of June 27, 2002.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GLYKO BIOMEDICAL LTD.

July 1, 2002
                                          By:  /s/ J. A. Kolada
                                              ---------------------------------

                                          Name:  J. A. KOLADA
                                                -------------------------------

                                          Title:   SECRETARY
                                                 ------------------------------



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                                  EXHIBIT INDEX



EXHIBIT NO.     DESCRIPTION

99.1            Press Release dated as of June 27, 2002.